                                                                    Exhibit 10.1


                             BRIDGE TRADING COMPANY
                          TRANSACTION SYSTEM AGREEMENT
                          GENERAL TERMS AND CONDITIONS

All capitalized terms not defined in these Terms and Conditions have the meanings set forth in the Order Form , which collectively constitute the Agreement between Bridge Trading Company and Instinet Corporation.

1. Furnishing System
   -----------------

        (a) Bridge grants a non-exclusive, non-transferable license to Broker to use the System to access order flow, transmit indications and/or transmit advertised trades as detailed in and in accordance with the Order Form for so long as this Agreement is in effect. Except as expressly granted in this Agreement, use by Broker of the System or acceptance of this license in no way grants any right, title or interest in the System or any of its components to Broker.

        (b) The parties acknowledge that (i) Bridge is acting solely as a vendor in licensing Broker to use the System and not as a broker, that (ii) Broker and not Bridge is acting as the broker with respect to all orders directed to Broker, or indications and advertised trades transmitted by Broker, via the System, and that (iii) Bridge's provision of the System does not constitute the business of buying and/or selling securities for Broker's clients who direct orders to Broker or to whom Broker directs indications or advertised trades, via the System.

        (c) Bridge may cancel or withdraw all or part of any System at any time on 6 months' prior written notice to Broker, and on less notice if: (a) Bridge determines that the provision of the System has become unlawful; (b) an agreement between any member of the Bridge Group and a third party on which the System depends is terminated; or (c) the System becomes subject to a claim that it infringes the rights of any third party. If Bridge cancels all or part of any System, Bridge's only obligation to Broker will be to refund any Fees paid in advance for the cancelled System or portion thereof. Broker may terminate this Agreement as it relates to the entire affected System on 30 days' prior (or on less notice in the event the notice given by Bridge as detailed above is less that thirty (30) days) written notice to Bridge at any time after Broker's receipt of notice of cancellation or withdrawal from Bridge in the event of Bridge's cancellation or withdrawal of a System or portion thereof. In each case, Broker shall pay any Fees (as hereinafter defined), Additional Charges (as hereinafter defined) and taxes owed through the time of termination.

        2. Fees ---- (a) In consideration of the rights granted to Broker in this Agreement, Broker will pay Bridge all fees and charges ("Fees") for the System as set forth in the Order Form. Unless otherwise agreed, Fees for the System will accrue from the "Installation Date" for that System, which is the earlier of: (i) the date when that System is installed and operational at the Broker's Premises; and (ii) the date when that System is first accessed by Broker. All Fees shall be paid in arrears and are due and payable within 45 days after the date of an invoice from Bridge. No Fees or Additional Charges shall be owed by Broker for testing of the System.

        (b) In addition to the Fees, Broker will pay the following charges ("Additional Charges") within 30 days after the date of an invoice for the same from Bridge: (i) all installation, relocation and removal charges relating to any System as detailed in the Order form or as otherwise agreed to by the Parties in an appropriate writing ; (ii) all charges for communications facilities as detailed in the Order Form or as otherwise agreed to by the Parties in an appropriate writing; (iii) all charges for Software and Equipment relating to any System supplied by third parties as detailed in the Order Form or as otherwise agreed to by the Parties in an appropriate writing [all ; and
(iv) any charges for support outside standard hours as detailed in the Order Form or as otherwise agreed to by the Parties in an appropriate writing. Broker acknowledges that Additional Charges may change without notice if imposed on Bridge by a third party.

        (c) In addition to the amounts set forth above, Broker will pay to Bridge or to the relevant taxing authority, as appropriate, any applicable sales, use, goods and services, value added or other taxes payable under this Agreement (other than taxes levied or imposed on Bridge income).

        (d) In all cases, the amounts due under this Agreement will be paid by Broker in full without any withholding, set-off, counterclaim or deduction, except for amounts reasonably disputed by Broker. The parties agree to work in good faith to resolve any payment disputes as quickly as possible.

        (e) All undisputed amounts (so long as the dispute is in good faith) owed under this Agreement not paid within thirty (30) days of an overdue notice sent to Broker will bear interest from the date such amount became due at the lesser of: (i) 1.5 percent per month; or (ii) the maximum allowable rate of interest in the State of New York for transactions between sophisticated commercial entities.

        (f) Bridge reserves the right to increase the Fees each year, subject to Broker's [termination] right described below. Bridge will notify Broker [in writing] of any such increase for the following year by October 15 of the current year, and such increase will become effective as of January 1 of the following year. So long as the increase for the following year in the aggregate Fees payable by Broker for all System provided at the time of notification, expressed as a percentage ("Aggregate Fee Increase") is at or below the increase in the consumer price index for all urban consumers in the New York/New Jersey Metropolitan area as reported by the Bureau of Labor Statistics of the U.S. Department of Labor, as measured by the increase in such index from September of the previous year through August of the current year, expressed as a percentage ("CPI"), Broker will not be entitled to cancel any System. If the Aggregate Fee Increase exceeds the CPI, Broker may cancel one or more System selected by Broker whose Fees have increased at a rate that exceeds the CPI, until the Aggregate Fee Increase with respect to the remaining System is less than or equal to the CPI. Broker may effect any such cancellation by giving Bridge written notice prior to December 1 of the current year. Notwithstanding the foregoing, upon the commencement of any renewal term, Bridge has the right to charge Broker the then current list price for any System and any resulting increase in Fees shall not be subject to Broker's cancellation right described in this Agreement.

3. Software (if applicable)
   ------------------------

           (a) Broker is granted a non-exclusive, non-transferable right to use any software ("Software") provided as part of the System solely at Broker's [locations in the Order Form. Except as otherwise expressly permitted herein, Broker may not sub-license, assign, copy (except for back-up purposes), modify, merge, transfer, decompile or reverse engineer the Software.

           (b) In the event that the Software is or becomes defective, Bridge's sole liability will be to (i) replace the same after receipt of written notice or, in the event that Bridge is not able to replace the same, to (ii) refund the portion of any prepaid Fees applicable, from the date of receipt of notice, to the portion of the System no longer accessible because of the defective Software In the event of (ii), Broker may terminate that portion of the Agreement relating to the entire System which is no longer accessible upon thirty (30) days' prior written notice to Bridge.

           (c) Broker agrees that the provisions of this Section 3 will inure to the benefit of any third party provider of Software.

4. Intellectual Property
   ---------------------

        (a) Broker acknowledges that as between the parties, the System is valuable intellectual property of Bridge and its affiliates (collectively, "Bridge Group"). All rights with respect to the Bridge name, the Bridge name and trademarks and the System, whether now existing or which may hereafter come into existence, which are not expressly granted to Broker in this Agreement, are reserved to the Bridge Group. Any goodwill generated through Broker's use of the Bridge name and trademarks shall inure solely to the benefit of the Bridge Group. Except as set forth in this Agreement, Broker may not use the Bridge name or trademarks without Bridge's prior written consent.

        (b) Bridge acknowledges Broker's assertion that Broker's name and its Matador Design are trademarks and service marks of Broker, all rights reserved. Bridge agrees, represents and warrants that these and other graphics, logos, service marks and trademarks of Broker (the "Broker Marks") may not be used, displayed or referenced in any manner, commercial or otherwise, without the prior express written consent of Instinet. Nothing in this Agreement should be construed as granting, by implication, estoppel, or otherwise, any license, right or authority to use the Broker Marks.

5. Facilities and Equipment (if applicable)
   ----------------------------------------

        (a) If Bridge supplies any equipment ("Equipment") as part of any System the following will apply: (i) Broker will provide insurance coverage to protect the Equipment against loss and damage and shall be liable for all loss or damage to the Equipment, unless due to an act or omission of Bridge; and (ii) Broker agrees it will be responsible for keeping its own software and hardware compatible with the Equipment.

        (b) Broker shall provide 30 days' notice to Bridge of its intention to relocate any of the Broker equipment used in connection with the System within the Broker facilities if such relocation does not require Bridge to arrange for changes in Broker's communications links, and shall provide 30 days' notice (or such longer notice as may be required to enable Bridge to arrange for changes in Broker's communications links) to Bridge of its intention to relocate any of such Broker equipment if such relocation involves the relocation of the Broker facilities or otherwise requires Bridge to arrange for changes in Broker's communications links. Bridge will provide assistance as necessary in effecting any such relocation and will charge Broker for such assistance either at Bridge's then standard hourly rates or on a fixed fee basis, as Broker and Bridge agree.

        (c) Except as Bridge and Broker otherwise agree, Broker shall be responsible for providing wiring required to distribute the System within its Premises.

6. Disclaimer of Warranties
   ------------------------

        EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, CONDITIONS, GUARANTIES OR REPRESENTATIONS, WHETHER EXPRESS OR IMPLIED, IN LAW OR IN FACT, ORAL OR IN WRITING. WITHOUT LIMITING THE FOREGOING, NEITHER BRIDGE NOR ANY THIRD PARTY SUPPLIER MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SYSTEM, EQUIPMENT OR SOFTWARE PROVIDED UNDER THIS AGREEMENT, AND BRIDGE AND EACH THIRD PARTY SUPPLIER EXPRESSLY DISCLAIMS ANY CONDITION OF QUALITY AND ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BROKER ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY WARRANTY, CONDITION, GUARANTY OR REPRESENTATION MADE BY BRIDGE OR ANY THIRD PARTY SUPPLIER, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN THE CASE OF FRAUD. IN PARTICULAR, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BRIDGE MAKES NO WARRANTY THAT ORDERS, INDICATIONS OR ADVERTISED TRADES PROCESSED OR TRANSMITTED VIA THE SYSTEM WILL BE PROPERLY EXECUTED OR DELIVERED.

7. Liability
   ---------

        (a) ALTHOUGH BRIDGE MAKES REASONABLE EFFORTS TO ENSURE THE ACCURACY AND RELIABILITY OF THE SYSTEM, NEITHER BRIDGE NOR ANY THIRD PARTY SUPPLIER GUARANTEES SUCH ACCURACY OR RELIABILITY, AND BROKER ACKNOWLEDGES THAT BRIDGE, ITS EMPLOYEES, AGENTS, CONTRACTORS, SUB-CONTRACTORS AND THIRD PARTY SUPPLIERS WILL NOT BE HELD LIABLE FOR ANY DAMAGES SUFFERED OR INCURRED BY BROKER, ANY CUSTOMER OF BROKER OR ANY OTHER PERSON OR ENTITY ARISING OUT OF ANY FAULT, INTERRUPTION OR DELAY IN ANY SYSTEM OR OUT OF ANY INACCURACY, ERROR OR OMISSION IN ANY SYSTEM SUPPLIED TO BROKER, HOWEVER SUCH FAULTS, INTERRUPTIONS, DELAYS, INACCURACIES, ERRORS OR OMISSIONS ARISE, UNLESS DUE TO BRIDGE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

        (b) Except for Broker's failure to comply with any payment obligations, neither party will be liable for any failure to perform any obligation under this Agreement, or for any delay in the performance of such obligations, due to causes beyond its control, including industrial disputes of whatever nature, acts of God, public enemy, acts of government, failure of telecommunications, fire or other casualty.

        (c) UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THIRD PARTY SUPPLIER BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES COULD HAVE BEEN FORESEEN OR PREVENTED, EXCEPT TO THE EXTENT DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY.

           (d) In no event will the aggregate liability of either party to the other or to any third party for Damages, direct or otherwise, arising out of or in connection with this Agreement, exceed the total amount of Fees actually paid to Bridge by Broker during the 12 month period immediately preceding the act or omission giving rise to the loss, regardless of the cause or form of action, provided however, that the foregoing limitation of liability shall not apply to the extent due to the gross negligence or willful misconduct of such party, each party's obligation to indemnify the other pursuant to this Agreement, or any Damages suffered by Bridge or any third party supplier caused by any violation by Broker of Sections 3(a), 5 or 11(h) of this Agreement.

8. Indemnification
   ---------------

        (a) Indemnification by Broker. Broker will indemnify and hold harmless Bridge, its officers, directors, employees and agents, and any third party suppliers under this Agreement, from and against any and all liabilities, damages, awards, settlements, losses, claims and expenses, including reasonable attorney fees and expenses and costs of investigation (collectively, "Damages") resulting from third party claims arising from any: (a) material breach of this Agreement by Broker; (b) any claim by any of Broker's clients on behalf of whom Broker uses the System; or (b) third party accessing all or part of the System through or by means of Broker to the extent such claim, if brought by Broker directly against Bridge, would be excluded pursuant to Section 7(a).

        (b) Indemnification by Bridge. Bridge will indemnify and hold harmless Broker, its officers, directors, employees and agents from and against any and all Damages resulting from third party claims arising from any: (i) material breach of the Agreement by Bridge; or (ii) claim that any System or Software owned by the Bridge Group infringes, alleges to infringe or violates any third party intellectual property right, provided that the relevant claim: (A) does not arise from any unauthorized modification to the System or Software made by Broker and (B) does not arise from the combination of the Software with other products or technology not supplied or approved by Bridge. If Broker is, or may become, prohibited from any continued use of any System or Software by reason of an actual or anticipated claim, Bridge will use reasonable efforts to (a) obtain for Broker the right to use the System or Software; or (b) replace or modify such System or Software so that it no longer infringes or is subject to a claim, but such System or Software performs the same function in an equivalent manner; or if neither (a) nor (b) are feasible in Bridge's discretion, (c) terminate that portion of the Agreement relating to the entire affected System or Software and refund Broker any pre-paid Fees and Additional Charges actually paid for the affected System or Software for the period after the effective date of termination of the affected System or Software.

        (c) A party seeking indemnification pursuant to this Agreement ("Indemnified Party") will give prompt notice to the party from whom indemnification is sought ("Indemnifying Party"); provided, however, that failure to give prompt notice will not relieve the Indemnifying Party of any liability under this Agreement (except to the extent the Indemnifying Party has suffered actual prejudice by such failure). The parties will reasonably cooperate (at the expense of the Indemnifying Party) in the defense or prosecution of any third party claim.

9. Confidentiality
   ---------------

        Confidential Information means information in any form (including, but not limited to, models, software and computer outputs) which is not excluded under this Section 9, whether written or oral, of a business, financial or technical nature which is marked or otherwise indicated as being or is, or ought reasonably to be known to be, confidential and which is disclosed by Bridge or Broker (the "Disclosing Party") or any member of the Disclosing Party's Group to the other (the "Receiving Party") or any member of its Group through their dealings with each other hereunder. In this definition and for the purposes of this Section 9, "Group" means, with respect to Bridge, the Bridge Group and its advisers, agents and representatives and, with respect to Broker, Broker itself, its holding companies and subsidiaries, subsidiaries of such holding companies, and from time to time its advisers, agents and representatives. Bridge and Broker each agree:

        (a) to hold the Confidential Information in confidence and, not without the Disclosing Party's prior written consent, to disclose any part of it to any person other than those directly concerned with Bridge and Broker's dealings with each other and whose knowledge of such Confidential Information is essential for such dealings. The Receiving Party will ensure that those persons comply with the obligations imposed on the Receiving Party under this clause. The Receiving Party will be liable for such person's default;

        (b) not, without the Disclosing Party's prior written consent, to use the Confidential Information for any purpose other than in their dealings with each other;

        (c) to delete from any device containing any Confidential Information and/or return to the Disclosing Party upon demand or termination of the Agreement, the Confidential Information except for one copy of such Confidential Information as is required to be retained by law, regulation, professional standards or reasonable business practice by a member of the Receiving Party's Group; and

        (d) to use reasonable endeavors to provide the Disclosing Party with prompt notice if any member of the Receiving Party's Group becomes legally compelled to disclose any of the Confidential Information, so that the Disclosing Party may seek a protective order or other appropriate remedy. If such order or remedy is not available in time, the obligation of confidentiality will be waived to the extent necessary to comply with the law.

        (e) This obligation of confidentiality is made by each of Bridge and Broker on their own behalf and as agent for each member of their respective Groups.

        (f) This obligation of confidentiality will not apply to information which (i) is, at the time of the disclosure, or subsequently through no act or omission of the Receiving Party's Group, becomes generally available to the public; (ii) becomes rightfully known to the Receiving Party's Group through a third party with no obligation of confidentiality; (iii) the Receiving Party is able to prove was lawfully in the possession of the Receiving Party's Group prior to such disclosure; or (iv) is independently developed by the Receiving Party's Group without benefit of or reference to the other party's Confidential Information.

        (g) This undertaking will be binding for as long as such Confidential Information retains commercial value.

        (h) If a Receiving Party is requested or required in any judicial or administrative proceeding or by any regulatory body or court to disclose any Confidential Information, such Receiving Party shall, so long as it is permitted by such judicial, administrative or regulatory body (i) use its best efforts to give the Disclosing Party prompt notice of such request so that it may seek an appropriate protective order or other remedy and (ii) consult with the Disclosing Party as to the advisability of taking legally available steps to resist or narrow such request or requirement. The Receiving Party shall cooperate fully with the Disclosing Party in obtaining such an order or other remedy. If in the absence of an appropriate protective order or other remedy the Receiving Party is nonetheless legally required to disclose Confidential Information, the Receiving Party may make such disclosure without liability hereunder; provided, however, that the Receiving Party shall use its reasonable efforts to give the Disclosing Party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the Disclosing Party's request and at its expense, use its reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such Confidential Information.

10. Term and Termination
    --------------------

        (a) This Agreement will take effect on the Effective Date and will continue for a term of 12 months from the Commencement Date. This Agreement will automatically renew for additional 12 month terms unless either party gives the other written notice of termination at least 90 days prior to the expiration of the then current term.

        (b) In addition to any other remedy available at law or in equity, either party may terminate this Agreement immediately, without further obligation to the other party, in the event of (a) any material breach of this Agreement by the other party that is not remedied within 30 days' after receiving written notice of such breach; (b) any sale, lease or other transfer of all or substantially all of the assets of the other party to any non-affiliated person; (c) any change in control of the other party (whether by merger, stock transfer or otherwise) except in the case of an initial public offering; or (d) the other party's making of an assignment for the benefit of its creditors, the filing by the other party or its creditors of a voluntary or involuntary petition under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code or under the provisions of any law of like import, or the appointment of a trustee or receiver for the other party or its property. For purpose of this Agreement, affiliate means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person.

        (c) Promptly upon termination of this Agreement for any reason, Broker will: (a) pay all Fees, Additional Charges, taxes and other charges owed through the time of termination; and; (b)allow Bridge or its nominees reasonable access to its premises to remove the Equipment and Software.

        (d) If Bridge terminates this Agreement pursuant to Section 10(b), or if Broker terminates this Agreement or cancels any System except as expressly permitted hereunder, Bridge will be entitled to recover from Broker, as liquidated damages, an amount equal to 75% of the Fees that would have been payable by Broker from the date of termination or cancellation until the Broker could have next terminated this Agreement or cancelled the relevant System in accordance with the terms of this Agreement.


11. General
    -------

        (a) This Agreement will be governed by and construed in accordance with the laws of State of New York. Both parties consent to the non-exclusive jurisdiction of any state or federal court sitting in the State of New York, and of any court to which an appeal therefrom may be taken. Each party hereby irrevocably waives the right to a trial by jury in any action or proceeding arising out of this Agreement.

        (b) Whenever any notice or other communication is given by one party to the other ("Notice"), such Notice shall be in writing and shall be delivered by facsimile (with confirmation of receipt duly obtained by the sending party) or registered or certified mail, return receipt requested, addressed as set out above. Notices properly given in accordance with this Section 11(b) shall be effective on the date sent; all other notices shall be effective on the date actually received.

        (c) This Agreement will be binding upon and inure to the benefit of the parties, their respective personal representatives, and permitted successors and assigns. Broker may not assign or otherwise transfer any of its rights or delegate any of its duties under this Agreement without the prior written consent of Bridge. Notwithstanding the foregoing, either party may assign or otherwise transfer its rights under these Terms to an affiliate ("assignment") provided that any such assignee assumes all the obligations of the assignor in writing. Any attempted assignment in violation of this Section 11(c) is void.

        (d) There is no joint venture, partnership, agency or fiduciary relationship existing between the parties and the parties do not intend to create any such relationship by this Agreement. This Agreement is non-exclusive.

        (e) This Agreement may only be amended in writing signed by authorized representatives of both parties. If either party delays or fails to exercise any right or remedy under this Agreement, it will not have waived that right or remedy.

        (f) If any provision or term of this Agreement, not being of a fundamental nature, is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of this Agreement will not be affected.

        (g) Sections 6, 7, 8, 9, 10(c) and 11 of this Agreement will survive the termination or expiration of this Agreement. The headings to this Agreement are for convenience only and shall not be used as an aid to the interpretation of the Agreement.

        (h) Broker agrees that: (a) it will not knowingly take any action to harm Bridge or any other customer of Bridge, or use the System in contravention of any laws or regulations; (b) it is responsible for obtaining and maintaining all required licenses and consents to receive and use the System including those of the SEC and FCC; (c) Bridge will have no obligation to check any e-mail or other messages Broker receives or sends via the System for viruses, time bombs or similar bugs; (d) Bridge may distribute Software upgrades by downline loading and in doing so Broker agrees Bridge may upload information regarding Broker's network and install agent software on the Broker's premises to enable such downline loading (and Bridge agrees it will keep confidential any information it uploads); (e) if Bridge is required to store personal data on Broker's employees in order to provide any System, Broker agrees that it shall complete, or have its employees complete, any forms Bridge reasonably requires in order for Bridge to comply with any statutory obligations relating to the storage of such personal data; and (f) when Bridge provides a System which is accessed using a password, account name or other identifier (collectively, "Password"), Broker agrees that it shall; (i) ensure each Password is kept confidential and not shared among individuals, and (ii) notify Bridge promptly if Broker becomes aware of any Password being used by a person not authorized by Broker to access that System.

        (i) Bridge agrees that: (a) it will not knowingly take any action to harm Broker or any customer of Broker's, or to use or provide the System and Software in contravention of any laws or regulations; and (b) to cooperate with Broker in obtaining any exchange approvals which may be required to enable Broker to use the System, provided that it shall be Broker's responsibility to obtain all consents.

BRIDGE TRADING COMPANY
TRANSACTION SYSTEM AGREEMENT
TRANSACTION SYSTEM ORDER FORM

By signing below, Broker agrees to subscribe to the System subject to all of the terms and conditions set forth on this Transaction System Order Form, the attached Transaction System Agreement Terms and Conditions ("Terms and Conditions"), and all addenda, supplemental order forms (the transaction system order form and any supplemental order form being known as the "Order Form") and schedules thereto (collectively, the "Agreement"). The Agreement forms the entire agreement between the parties regarding the System, and supersedes all prior agreements, proposals or other communications between the parties, oral or in writing, regarding the System.

--------------------------------------------------------------------------------
Name of Legal Entity Subscribing to System               State of Incorporation
("Broker")
Instinet Corporation
-------------------------------------------|------------|------------|----------
Broker's Principal Street                  | City       | State      | Zip Code
Address                                    | New York   | New York   | 10036
3 Tims Square                              |            |            |
-------------------------------------------|------------|------------|----------
Broker's Contact Person for                | Address    | Phone:  -- | E-mail
Notices                                    |            | Fax:    -- |
-------------------------------------------|------------|------------|----------
Bridge Contact Person for                  | Address    | Phone:  -- | E-mail
Notices                                    |            | Fax:    -- |
-------------------------------------------|------------|------------|----------
Broker's Billing Contact Name & Address

--------------------------------------------------------------------------------
Premises

--------------------------------------------------------------------------------
Commencement Date:  The first day of the month following the Installation Date
--------------------------------------------------------------------------------

Broker subscribes to the services indicated below. The services indicated are collectively referred to as the "System".

                               [PRICING SCHEDULE]


Bridge Trading Company ("Bridge") Broker    Instinet Corporation

Signed: /s/ Richard H. Paulson    Signed: /s/ Michel Finzi
        -------------------------        --------------------------------------

Print                             Print
Name:   Richard H. Paulson        Name:  Michel Finzi
        -------------------------        --------------------------------------

Title:  Chief Operating Officer   Title: Managing Director-Active Fund Managers
        -------------------------        --------------------------------------

Date:   April 20, 2003             Date: July 22, 2003
        -------------------------        --------------------------------------